UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012

Midstates Petroleum Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Post Oak Parkway, Suite 1900 Houston, Texas		77027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 595-9400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Employment Agreement with John A. Crum

On April 25, 2012, Midstates Petroleum Company, Inc. (the “Company”) entered into an employment agreement with its President and Chief Executive Officer, John A. Crum (the “Crum Agreement”). The Crum Agreement is for a term of three years with automatic extensions for additional one year periods unless either party provides at least sixty days advance written notice of the intent to terminate the agreement. Pursuant to the terms of the Crum Agreement, Mr. Crum’s annual base salary is $600,000. Upon a termination of Mr. Crum’s employment by the Company without Cause (as defined in the Crum Agreement) or by Mr. Crum for Good Reason (as defined in the Crum Agreement) during the term of the Crum Agreement, Mr. Crum will be entitled to a lump-sum cash payment equal to the average annual bonus paid to Mr. Crum for the three immediately preceding completed fiscal years, and continued payment of Mr. Crum’s base salary for a period of 24 months. If Mr. Crum’s employment is terminated by the Company without Cause or by Mr. Crum for Good Reason during the term of the Crum Agreement and within twelve months of a change in control, Mr. Crum is entitled to: (i) accelerated vesting for all equity or equity based awards granted under the Company’s 2012 Long-Term Incentive Plan that are not intended to be “qualified performance based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code), and (ii) a lump-sum cash payment equal to three times the sum of (x) the highest annual bonus paid to Mr. Crum for the three immediately preceding completed fiscal years plus the highest base salary paid to Mr. Crum during the three years immediately preceding the change in control.

The foregoing description is qualified in its entirety by reference to the full text of the Crum Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Employment Agreement with Thomas L. Mitchell

On April 25, 2012, the Company entered into an employment agreement with its Executive Vice President and Chief Financial Officer, Thomas L. Mitchell (the “Mitchell Agreement”). The Mitchell Agreement is for a term of two years with automatic extensions for additional one year periods unless either party provides at least sixty days advance written notice of the intent to terminate the agreement. Pursuant to the terms of the Mitchell Agreement, Mr. Mitchell’s annual base salary is $450,000. Upon a termination of Mr. Mitchell’s employment by the Company without Cause (as defined in the Mitchell Agreement) or by Mr. Mitchell for Good Reason (as defined in the Mitchell Agreement) during the term of the Mitchell Agreement, Mr. Mitchell will be entitled to a lump-sum cash payment equal to the average annual bonus paid to Mr. Mitchell for the three immediately preceding completed fiscal years, and continued payment of Mr. Mitchell’s base salary for a period of 18 months. If Mr. Mitchell’s employment is terminated by the Company without Cause or by Mr. Mitchell for Good Reason during the term of the Mitchell Agreement and within twelve months of a change in control, Mr. Mitchell is entitled to: (i) accelerated vesting for all equity or equity based awards granted under the Company’s 2012 Long-Term Incentive Plan that are not intended to be “qualified performance based compensation” within the meaning of Section 162(m) of the Code, and (ii) a lump-sum cash payment equal to two and a half times the sum of (x) the highest annual bonus paid to Mr. Mitchell for the three immediately preceding completed fiscal years plus the highest base salary paid to Mr. Mitchell during the three years immediately preceding the change in control.

The foregoing description is qualified in its entirety by reference to the full text of the Mitchell Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Employment Agreement with Stephen C. Pugh

On April 25, 2012, the Company entered into an employment agreement with its Executive Vice President and Chief Operating Officer, Stephen C. Pugh (the “Pugh Agreement”). The Pugh Agreement is for a term of two years with automatic extensions for additional one year periods unless either party provides at least sixty days advance written notice of the intent to terminate the agreement. Pursuant to the terms of the Pugh Agreement, Mr. Pugh’s annual base salary is $360,000. Upon a termination of Mr. Pugh’s employment by the Company without Cause (as defined in the Pugh Agreement) or by Mr. Pugh for Good Reason (as defined in the Pugh Agreement) during the term of the Pugh Agreement, Mr. Pugh will be entitled to a lump-sum cash payment equal to the average annual bonus paid to Mr. Pugh for the three immediately preceding completed fiscal years, and continued payment of Mr. Pugh’s base salary for a period of 18 months. If Mr. Pugh’s employment is terminated by the Company without Cause or by Mr. Pugh for Good Reason during the term of the Pugh Agreement and within twelve months of a change in control, Mr. Pugh is entitled to: (i) accelerated vesting for all equity or equity based awards granted under the Company’s 2012 Long-Term Incentive Plan that are not intended to be “qualified performance based compensation” within the meaning of Section 162(m) of the Code, and (ii) a lump-sum cash payment equal to two and a half times the sum of (x) the highest annual bonus paid to Mr. Pugh for the three immediately preceding completed fiscal years plus the highest base salary paid to Mr. Pugh during the three years immediately preceding the change in control.

The foregoing description is qualified in its entirety by reference to the full text of the Pugh Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Employment Agreement with John P. Foley

On April 25, 2012, the Company entered into an employment agreement with its Corporate Counsel and Secretary, John P. Foley (the “Foley Agreement”). The Foley Agreement is for a term of two years with automatic extensions for additional one year periods unless either party provides at least sixty days advance written notice of the intent to terminate the agreement. Pursuant to the terms of the Foley Agreement, Mr. Foley’s annual base salary is $230,000. Upon a termination of Mr. Foley’s employment by the Company without Cause (as defined in the Foley Agreement) or by Mr. Foley for Good Reason (as defined in the Foley Agreement) during the term of the Foley Agreement, Mr. Foley will be entitled to a lump-sum cash payment equal to the average annual bonus paid to Mr. Foley for the three immediately preceding completed fiscal years, and continued payment of Mr. Foley’s base salary for a period of 12 months. If Mr. Foley’s employment is terminated by the Company without Cause or by Mr. Foley for Good Reason during the term of the Foley Agreement and within twelve months of a change in control, Mr. Foley is entitled to: (i) accelerated vesting for all equity or equity based awards granted under the Company’s 2012 Long-Term Incentive Plan that are not intended to be “qualified performance based compensation” within the meaning of Section 162(m) of the Code, and (ii) a lump-sum cash payment equal to two times the sum of (x) the highest annual bonus paid to Mr. Foley for the three immediately preceding completed fiscal years plus the highest base salary paid to Mr. Foley during the three years immediately preceding the change in control.

The foregoing description is qualified in its entirety by reference to the full text of the Foley Agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Executive Employment Agreement dated as of April 25, 2012 between Midstates Petroleum Company, Inc. and John A. Crum.

10.2	Executive Employment Agreement dated as of April 25, 2012 between Midstates Petroleum Company, Inc. and Thomas L. Mitchell.

10.3	Executive Employment Agreement dated as of April 25, 2012 between Midstates Petroleum Company, Inc. and Stephen C. Pugh.

10.4	Executive Employment Agreement dated as of April 25, 2012 between Midstates Petroleum Company, Inc. and John P. Foley.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: April 30, 2012	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Executive Employment Agreement dated as of April 25, 2012 between Midstates Petroleum Company, Inc. and John A. Crum.

10.2	Executive Employment Agreement dated as of April 25, 2012 between Midstates Petroleum Company, Inc. and Thomas L. Mitchell.

10.3	Executive Employment Agreement dated as of April 25, 2012 between Midstates Petroleum Company, Inc. and Stephen C. Pugh.

10.4	Executive Employment Agreement dated as of April 25, 2012 between Midstates Petroleum Company, Inc. and John P. Foley.